Exhibit 1

                      TRANSACTIONS IN SHARES OF THE COMPANY
                            DURING THE PAST 60 DAYS


         The Reporting Persons engaged in the following transactions in Shares of the Company during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange, unless marked (T) in the second column to indicate a purchase in the Third Market.


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Reporting Person with Direct        Denotes     Date of     Number of
Beneficial Ownership                Third Party Transaction Shares
Relational Investors, L.P.          (T)         4/7/98      4,973
Relational Investors, L.P.                      4/7/98      21,803
Relational Partners, L.P.           (T)         4/7/98      449
Relational Partners, L.P.                       4/7/98      1,968
Relational Fund Partners, L.P.      (T)         4/7/98      708
Relational Fund Partners, L.P.                  4/7/98      3,104
Relational Coast Partners, L.P.     (T)         4/7/98      204
Relational Coast Partners, L.P.                 4/7/98      892
David H. Batchelder Trust            (T)        4/7/98      167
David H. Batchelder Trust                       4/7/98      733
Relational Investors, L.P.          (T)         4/8/98      25,779
Relational Investors, L.P.                      4/8/98      3,825
Relational Partners, L.P.           (T)         4/8/98      2,328
Relational Partners, L.P.                       4/8/98      345
Relational Fund Partners, L.P.      (T)         4/8/98      3,670
Relational Fund Partners, L.P.                  4/8/98      545
Relational Coast Partners, L.P.     (T)         4/8/98      1,056
Relational Coast Partners, L.P.                 4/8/98      157
David H. Batchelder Trust           (T)         4/8/98      866
David H. Batchelder Trust                       4/8/98      129
Relational Investors, L.P.                      4/9/98      57,372
Relational Partners, L.P.                       4/9/98      5,180
Relational Fund Partners, L.P.                  4/9/98      8,168
Relational Coast Partners, L.P.                 4/9/98      2,352
David H. Batchelder Trust                       4/9/98      1,928
Relational Investors, L.P.                      4/13/98     24,479
Relational Partners, L.P.                       4/13/98     2,210
Relational Fund Partners, L.P.                  4/13/98     3,485
Relational Coast Partners, L.P.                 4/13/98     1,003
David H. Batchelder Trust                       4/13/98     823
Relational Investors, L.P.          (T)         4/14/98     5,661
Relational Investors, L.P.                      4/14/98     24,938
Relational Partners, L.P.           (T)         4/14/98     511
Relational Partners, L.P.                       4/14/98     2,252
Relational Fund Partners, L.P.      (T)         4/14/98     806
Relational Fund Partners, L.P.                  4/14/98     3,550
Relational Coast Partners, L.P.     (T)         4/14/98     232
Relational Coast Partners, L.P.                 4/14/98     1,022
David H. Batchelder Trust           (T)         4/14/98     190
David H. Batchelder Trust                       4/14/98     838
Relational Investors, L.P.                      4/15/98     36,412
Relational Partners, L.P.                       4/15/98     3,288
Relational Fund Partners, L.P.                  4/15/98     5,184
Relational Coast Partners, L.P.                 4/15/98     1,493
David H. Batchelder Trust                       4/15/98     1,233
Relational Investors, L.P.                      4/16/98     26,009
Relational Partners, L.P.                       4/16/98     2,348
Relational Fund Partners, L.P.                  4/16/98     3,703
Relational Coast Partners, L.P.                 4/16/98     1,066
David H. Batchelder Trust                       4/16/98     874
Relational Investors, L.P.                      4/17/98     21,419
Relational Partners, L.P.                       4/17/98     1,934
Relational Fund Partners, L.P.                  4/17/98     3,050
Relational Coast Partners, L.P.                 4/17/98     878
David H. Batchelder Trust                       4/17/98     719
Relational Investors, L.P.                      4/20/98     22,337
Relational Partners, L.P.                       4/20/98     2,017
Relational Fund Partners, L.P.                  4/20/98     3,180
Relational Coast Partners, L.P.                 4/20/98     916
David H. Batchelder Trust                       4/20/98     750
Relational Investors, L.P.                      5/15/98     15,485
Relational Partners, L.P.                       5/15/98     2,407
Relational Fund Partners, L.P.                  5/15/98     1,272
Relational Coast Partners, L.P.                 5/15/98     524
David H. Batchelder Trust                       5/15/98     312
Relational Investors, L.P.                      5/18/98     25,705
Relational Partners, L.P.                       5/18/98     3,996
Relational Fund Partners, L.P.                  5/18/98     2,112
Relational Coast Partners, L.P.                 5/18/98     869
David H. Batchelder Trust                       5/18/98     518
Relational Investors, L.P.                      5/19/98     16,723
Relational Partners, L.P.                       5/19/98     2,600
Relational Fund Partners, L.P.                  5/19/98     1,374
Relational Coast Partners, L.P.                 5/19/98     566
David H. Batchelder Trust                       5/19/98     338
Relational Investors, L.P.                      5/20/98     38,713
Relational Partners, L.P.                       5/20/98     6,017
Relational Fund Partners, L.P.                  5/20/98     3,180
Relational Coast Partners, L.P.                 5/20/98     1,309
David H. Batchelder Trust                       5/20/98     781
Relational Investors, L.P.                      5/21/98     30,970
Relational Partners, L.P.                       5/21/98     4,814
Relational Fund Partners, L.P.                  5/21/98     2,544
Relational Coast Partners, L.P.                 5/21/98     1,047
David H. Batchelder Trust                       5/21/98     625
Relational Partners, L.P.                       5/22/98     13,317
Relational Partners, L.P.                       5/22/98     2,070
Relational Fund Partners, L.P.                  5/22/98     1,094
Relational Coast Partners, L.P.                 5/22/98     450
David H. Batchelder Trust                       5/22/98     269

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